UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2019

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Great Valley Parkway, Suite 160

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Histogenics Corporation

c/o Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

One Marina Park Drive, Suite 900

Boston, MA 02210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Ocugen, Inc. (f/k/a Histogenics Corporation), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October [1], 2019, in connection with the consummation on September 27, 2019 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated as of April 5, 2019, by and among the Company, Ocugen, Inc., a Delaware corporation (“Ocugen”),  and Restore Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, as amended by Consent and Amendment No. 1 thereto made and entered into as of  June 13, 2019.

The Company is filing this Amendment solely to provide (i) Ocugen’s historical unaudited condensed consolidated financial statements as of June 30, 2019 and December 31, 2018, and for the three and six month periods ended June 30, 2019 and 2018, referred to in Item 9.01(a) below, (ii) Ocugen’s related Management’s Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2019 and for the three and six month periods ended June 30, 2019 and 2018 referred to in Item 8.01 below, and (iii) the unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2019 and for the year ended December 31, 2018, referred to in Item 9.01(b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 8.01                                           Other Events.

Ocugen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2019 and for the three and six month periods ended June 30, 2019 and 2018, is filed herewith and attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Reference is made to the Company’s Registration Statement on Form S-4 (Reg. No. 333-232147), as amended (the “Registration Statement”), which Registration Statement included the audited financial statements of Ocugen as of and for the years ended December 31, 2018 and 2017 in satisfaction of the requirements of Item 9.01(a) of the Prior 8-K.

Ocugen’s unaudited condensed consolidated financial statements as of June 30, 2019 and December 31, 2018, and for the three and six month periods ended June 30, 2019 and 2018, filed herewith and attached hereto as Exhibit 99.2, are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2019 and for the year ended December 31, 2018, filed herewith and attached hereto as Exhibit 99.3, are incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Exhibit

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ocugen as of June 30, 2019 and for the three and six month periods ended June 30, 2019 and 2018

99.2	Unaudited condensed consolidated financial statements of Ocugen as of June 30, 2019 and for the three and six month periods ended June 30, 2019 and 2018

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine month period ended June 30, 2019 and for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October [ ], 2019	OCUGEN, INC.

	By:	/s/ Shankar Musunuri
Shankar Musunuri
Chief Executive Officer and Chairman